PROSPECTUS SUPPLEMENT

May 11, 2017

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYsm (B Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2017 for The Guardian Investor ProFreedom Variable Annuitysm (B Share) for variable annuity contracts issued through The Guardian Separate Account R.

Effective May 1, 2017, the second table on page 5 of the prospectus in the section entitled “SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES” is replaced in its entirety with the following:

Separate Account Level Annual Expenses for contracts issued in conjunction with applications signed prior to May 1, 2017
Contract Charge	1.00%
Total Separate Account Fees	1.00%
Optional Additional Riders
– Highest Anniversary Value Death Benefit Rider (HAVDB)	0.30%
– Return of Premium Death Benefit Basic Rider (ROBDP Basic)	0.25%
– Return of Premium Death Benefit Plus Rider (ROPDB Plus)	0.30%
– Combination HAVDB & ROPDB Plus	0.35%
Total Maximum Separate Account Level Annual Expenses	1.35%

Except as set forth herein, all other provisions of the Prospectus shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE

MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE

RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PROSUPP0517(2)